Advisors Disciplined Trust 2191

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, pursuant to a merger transaction, shares of Livent Corporation (NYSE: LTHM) held by Environmental-Focused Power and Mobility Opportunities Portfolio, Series 2023-4Q, PENCE Environmental-Focused Power and Mobility Strategy Portfolio, Series 2023-4Q and Transformers Strategy Portfolio, Series 2023-4Q have been replaced with shares of Arcadium Lithium plc (NYSE: ALTM).

Supplement Dated: January 4, 2024